Taxes Recoverable and Payable	12 Months Ended
Dec. 31, 2023
Taxes Recoverable and Payable [Abstract]
Taxes Recoverable and Payable
14.	Taxes Recoverable and Payable

Taxes recoverable and payable consist of VAT taxes payable and receivable from various European governments through group transactions in these countries. Taxes recoverable consist of the following (in thousands):

	Year Ended December 31,
	2023	2022
	(in thousands)
Taxes recoverable	$631	$1,388
Less: Taxes payable	(14)	(616)
Total	$617	$772